                                                          [PIONEER LOGO]

       PIONEER
       BALANCED FUND

      [SEMIANNUAL REPORT 6/30/01]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         27
      Notes to Financial Statements                                33
      Results of Shareowner Meeting                                38
      Trustees, Officers and Service Providers                     40
      The Pioneer Family of Mutual Funds                           41
      Retirement Plans from Pioneer                                42
      Programs and Services for Pioneer Share owners               44

     PIONEER BALANCED FUND
     LETTER FROM THE PRESIDENT 6/30/01
     DEAR SHAREOWNER,
--------------------------------------------------------------------------------

    The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

    Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

    Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging -- in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

    Sooner or later, the economy seems likely to regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and the changing economic scene.

    QUARTERLY UPDATES NOW ON THE WORLDWIDE WEB

    As you probably know, you have been receiving quarterly, semiannual and annual reports for your fund. You may not be aware that the information in the quarterly reports is largely duplicated on our website. In addition, the cost to the fund's shareowners of putting up-to-date data on the worldwide web is much lower than the expense of printing and mailing reports. For those reasons, we have decided to discontinue your fund's quarterly reports; instead, we will post performance, largest holdings and other relevant facts and figures for the fund at www.pioneerfunds.com. The savings realized are substantial and will help keep fund expenses low. Of course, you will continue to receive semiannual and annual reports as before.

    Respectfully,

    /s/ David Tripple
    David Tripple

    Pioneer Investment Management, Inc.

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 6/30/01

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [Portfolio Pie Chart]

International Common Stocks                                        0.3%

Depositary Receipts for International Stocks                       0.4%

Collateralized Mortgage Obligations                                1.0%

U.S. Corporate Bonds                                               9.4%

U.S. Common Stocks                                                58.4%

U.S. Government Securities                                        19.3%

Short-Term Investments                                            11.2%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

     [Sector Distribution Pie Chart]

Transportation                                                      0.9%

Collateralized Mortgage Obligations                                 1.0%

Basic Materials                                                     3.6%

Communication Services                                              4.2%

Utilities                                                           4.3%

Energy                                                              5.0%

Capital Goods                                                       6.1%

Consumer Cyclicals                                                  7.4%

Government Obligations                                             21.9%

Financials                                                         16.9%

Technology                                                         11.1%

Health Care                                                         9.2%

Consumer Staples                                                    8.4%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  U.S. Treasury Notes,          3.85%   6.  Johnson & Johnson             1.59%
           5.75%, 11/15/05
       2.  General Electric Co.          2.63    7.  Pfizer, Inc.                  1.56
       3.  Government National Mortgage  1.91    8.  Exxon Mobil Corp.             1.49
           Association I, 7.0%, 12/15/30
       4.  Government National Mortgage  1.71    9.  IBM Corp.                     1.41
           Association, 7.5%, 8/15/29
       5.  Citigroup, Inc.               1.59   10.  U.S. Treasury Bonds,          1.39
                                                     8.125%, 8/15/19

     Fund holdings will vary for other periods.
  2

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/01     12/31/00
                             $9.84      $9.94

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 6/30/01)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.129     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

[MOUNTAIN CHART]

                                                                                 LEHMAN BROTHERS
                                                                              GOVERNMENT/CORPORATE        STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*            BOND INDEX                     INDEX
                                                 ----------------------       --------------------        ---------------------
6/30/91                                                  9550.00                    10000.00                    10000.00
                                                        10740.00                    11415.00                    11337.00
6/30/93                                                 12164.00                    12918.00                    12875.00
                                                        12018.00                    12729.00                    13060.00
6/30/95                                                 13375.00                    14355.00                    16458.00
                                                        14837.00                    15022.00                    20723.00
6/30/97                                                 17165.00                    16185.00                    27900.00
                                                        19331.00                    18012.00                    36300.00
6/30/99                                                 19226.00                    18499.00                    44538.00
                                                        19593.00                    19295.00                    47754.00
6/30/01                                                 20278.00                    21444.00                    40688.00

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

              NET ASSET    PUBLIC OFFERING
PERIOD          VALUE          PRICE*
10 Years        7.81%            7.33%
5 Years         6.45             5.48
1 Year          3.49            -1.15

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.
    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/01     12/31/00
                             $9.75      $9.85
  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 6/30/01)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.086     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit
    Bond Index.

MOUNTAIN CHART

                                                                                 LEHMAN BROTHERS
                                                                              GOVERNMENT/CORPORATE        STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*            BOND INDEX+                    INDEX
                                                 ----------------------       --------------------        ---------------------
4/28/95                                                 10000.00                    10000.00                    10000.00
6/30/95                                                 10397.00                    10502.00                    10653.00
                                                        11374.00                    11202.00                    12186.00
6/30/96                                                 11455.00                    10990.00                    13414.00
                                                        12400.00                    11525.00                    14977.00
6/30/97                                                 13142.00                    11841.00                    18060.00
                                                        14010.00                    12650.00                    19968.00
6/30/98                                                 14662.00                    13177.00                    23497.00
                                                        14036.00                    13848.00                    25663.00
6/30/99                                                 14444.00                    13534.00                    28830.00
                                                        14350.00                    13550.00                    31050.00
6/30/00                                                 14594.00                    14116.00                    30911.00
                                                        14981.00                    15156.00                    28222.00
6/30/01                                                 14960.00                    15689.00                    26337.00

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

                IF        IF
PERIOD         HELD    REDEEMED*
Life-of-Class  6.73%      6.73%
(4/28/95)
5 Years        5.48       5.33
1 Year         2.51      -1.49

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    + Index comparison begins 4/30/95. The Lehman Brothers Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

    PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/01                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/01     12/31/00
                             $9.83      $9.94

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 6/30/01)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS

                             $0.065     -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit
    Bond Index.

MOUNTAIN CHART

                                                                                 LEHMAN BROTHERS
                                                                             GOVERNMENT/CREDIT BOND       STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*               INDEX                       INDEX
                                                 ----------------------      ----------------------       ---------------------
1/96                                                    10000.00                    10000.00                    10000.00
6/96                                                     9974.00                     9750.00                    10660.00
                                                        10812.00                    10225.00                    11902.00
6/97                                                    11487.00                    10505.00                    14352.00
                                                        12269.00                    11222.00                    15868.00
6/98                                                    12859.00                    11691.00                    18673.00
                                                        12302.00                    12286.00                    20393.00
6/99                                                    12643.00                    12007.00                    22910.00
                                                        12550.00                    12022.00                    24675.00
6/00                                                    12746.00                    12523.00                    24565.00
                                                        13046.00                    13446.00                    22427.00
6/01                                                    12987.00                    13919.00                    20930.00

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

                IF        IF
PERIOD         HELD    REDEEMED*
Life-of-Class  4.94%     4.94%
(1/31/96)
5 Years        5.42      5.42
1 Year         1.90      1.90

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales
  charge (CDSC) applies to redemptions
  made within one year of purchase.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

     The Quantitative Management Group of Prudential Financial is an investment team with over 25 years of investment management experience. The team led by Mark Stumpp and James Scott took responsibility for portfolio management of Pioneer Balanced Fund on May 1, 2001. Team members Mike Lenarcic and co-manager John Van Belle oversee and manage the asset allocation of the equity portion of the portfolio; Michael Lillard manages the fixed income portion. In the following interview, Mike, John and Michael explain their management strategy for the Balanced Fund and discuss Fund performance during the six months ended June 30, 2001.

     Q:  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30,
         2001?

     A: The Fund did well, outperforming its competitive group of balanced mutual funds in a challenging period for investing. Pioneer Balanced Fund Class A shares had a positive return of 0.30% at net asset value. Class B and Class C shares had slightly negative returns of -0.14% and -0.45%, at net asset value, respectively. During the period, the average return of the 484 funds in the Lipper balanced group was -2.54%. (Lipper is an independent firm that tracks mutual fund performance.)



         These results were achieved during a six-month period in which investors became increasingly conscious of weakening economic growth. The U.S. Federal Reserve Board aggressively attempted to reinvigorate the economy by lowering short-term rates six different times, by a total of 2.75%. Alarmed by evidence of slower growth, investors pulled back from the stock market, especially from the formerly high-flying technology and telecommunications stocks that had risen to high valuations a year earlier. Equities performed poorly during the first three months of 2001, although they showed signs of improvement in the second quarter. In the fixed income markets, non-Treasury securities that offer a spread, or yield, advantage performed well during the six months, with corporate bonds posting markedly improved returns and outperforming other sectors of the market.

     PIONEER BALANCED FUND

     Q: THE QUANTITATIVE MANAGEMENT GROUP OF PRUDENTIAL FINANCIAL TOOK RESPONSIBILITY FOR THE FUND ON MAY 1, 2001. WHAT IS THE
         BACKGROUND OF THE FUND'S NEW MANAGEMENT TEAM?

     A: The group began in 1975 managing balanced portfolios and still maintains a strong focus in balanced portfolio management. As our name implies, we use a quantitatively based investment process. We actively manage the Fund's allocation to stocks and bonds based on our continuous evaluation of the relative values in the two asset classes. As of June 30, 2001, the Fund had slightly less than 60% of holdings in equities, reflecting our assessment of the relative value and relative risks of stocks and bonds.

     Q:  HOW IS THE EQUITY PORTION OF THE PORTFOLIO MANAGED?

     A: We have a core equity style, not biased in favor of either growth or value stocks, and we have a widely diversified portfolio. Since we assumed responsibility for the Fund in May, the number of stocks in the portfolio has risen from approximately 60 to over 250 companies. We assembled the portfolio from the bottom up, using our quantitative analysis techniques to evaluate companies on the basis of their potential and their risk characteristics.

     Q:  HOW IS THE FIXED-INCOME PORTION OF THE PORTFOLIO MANAGED?

     A: We generally try to keep the portfolio diversified by investing in a variety of high quality, investment grade bonds. Our selection of securities affecting duration, or sensitivity to interest rates, depends on our quantitative analysis of opportunities and risks at different places on the yield curve -- which shows yields available among securities according to their maturities. The portfolio's duration was about 4.7 years as of June 30, 2001.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                     (CONTINUED)

     Q:  WHAT IS YOUR OUTLOOK?

     A: We believe the aggressive actions by the Federal Reserve in the first six months of 2001 should finally start to show a positive impact on the economy. Equities should begin to show improved performance during the second half of the year. In the fixed income markets, the non-Treasury sectors should continue to perform well, although perhaps not as well as they did during the first half of the year.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)


SHARES                                                                        VALUE
             COMMON STOCKS - 59.1%
             BASIC MATERIALS - 1.6%
             AGRICULTURAL PRODUCTS - 0.3%
 18,600      Corn Products International, Inc.
                                                                           $    595,200
                                                                           ------------
             ALUMINUM - 0.6%
 24,088      Alcoa, Inc.
                                                                           $    949,067
                                                                           ------------
             CHEMICALS - 0.3%
 17,800      Rohm & Haas Co.
                                                                           $    585,620
                                                                           ------------
             METALS MINING - 0.1%
    800      Massey Energy
                                                                           $     15,808
                                                                           ------------
             PAPER & FOREST PRODUCTS - 0.3%
 10,800      Weyerhaeuser Co.
                                                                           $    593,676
                                                                           ------------
             TOTAL BASIC MATERIALS                                         $  2,739,371
                                                                           ------------
             CAPITAL GOODS - 5.0%
             AEROSPACE/DEFENSE - 0.8%
  8,300      Boeing Co.
                                                                           $    461,480
 11,100      General Dynamics Corp.
                                                                                863,691
                                                                           ------------
                                                                           $  1,325,171
                                                                           ------------
             ELECTRICAL EQUIPMENT - 2.3%
 81,800      General Electric Co.
                                                                           $  3,987,750
                                                                           ------------
             ENGINEERING & CONSTRUCTION - 0.1%
  3,500      Dycom Industries, Inc.*
                                                                           $     80,255
                                                                           ------------
             MACHINERY (DIVERSIFIED) - 0.4%
 13,100      Ingersoll-Rand Co.
                                                                           $    539,720
  2,500      Tecumseh Products Co.
                                                                                123,750
                                                                           ------------
                                                                           $    663,470
                                                                           ------------
             MANUFACTURING (DIVERSIFIED) - 1.0%
  6,100      Honeywell International, Inc.
                                                                           $    213,439
  9,100      National Service Industries, Inc.
                                                                                205,387
  7,700      Tyco International Ltd.
                                                                                419,650
 12,400      United Technologies Corp.
                                                                                908,424
                                                                           ------------
                                                                           $  1,746,900
                                                                           ------------
             MANUFACTURING (SPECIALIZED) - 0.0%
  1,800      Mettler-Toledo International, Inc.*
                                                                           $     77,850
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             METAL FABRICATORS - 0.2%
  8,600      Shaw Group, Inc.*
                                                                           $    344,860
                                                                           ------------
             TRUCKS & PARTS - 0.2%
 23,500      Dura Automotive Systems, Inc.*
                                                                           $    376,000
                                                                           ------------
             TOTAL CAPITAL GOODS                                           $  8,602,256
                                                                           ------------
             COMMUNICATION SERVICES - 2.8%
             TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
 45,300      AT&T Corp.
                                                                           $    996,600
                                                                           ------------
             TELEPHONE - 2.2%
 22,800      BellSouth Corp.
                                                                           $    918,156
 17,362      Quest Communications International, Inc.
                                                                                553,327
 22,920      SBC Communications, Inc.
                                                                                918,175
 26,900      Verizon Communications, Inc.
                                                                              1,439,150
    300      West Corp.*
                                                                                  6,603
                                                                           ------------
                                                                           $  3,835,411
                                                                           ------------
             TOTAL COMMUNICATION SERVICES                                  $  4,832,011
                                                                           ------------
             CONSUMER CYCLICALS - 5.2%
             AUTO PARTS & EQUIPMENT - 0.2%
 16,155      Visteon Corp.
                                                                           $    296,929
                                                                           ------------
             AUTOMOBILES - 0.6%
 29,616      Ford Motor Corp.
                                                                           $    727,073
  5,000      General Motors Corp.
                                                                                321,750
                                                                           ------------
                                                                           $  1,048,823
                                                                           ------------
             CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.0%
  3,500      Oakley, Inc.*
                                                                           $     64,750
                                                                           ------------
             GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.0%
  1,400      Penn National Gaming, Inc.*
                                                                           $     35,560
                                                                           ------------
             HOMEBUILDING - 0.5%
 19,400      Centex Corp.
                                                                           $    790,550
                                                                           ------------
             LEISURE TIME (PRODUCTS) - 0.1%
    300      Harley-Davidson, Inc.
                                                                           $     14,124
  1,300      International Speedway Corp.*
                                                                                 54,600
  2,800      Jakks Pacific, Inc.*
                                                                                 52,360
                                                                           ------------
                                                                           $    121,084
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             PUBLISHING - 0.1%
  2,300      McGraw-Hill Co., Inc.
                                                                           $    152,145
                                                                           ------------
             RETAIL (BUILDING SUPPLIES) - 1.0%
 21,500      Home Depot, Inc.
                                                                           $  1,000,825
  9,000      Lowe's Companies, Inc.
                                                                                652,950
                                                                           ------------
                                                                           $  1,653,775
                                                                           ------------
             RETAIL (COMPUTERS & ELECTRONICS) - 0.1%
  2,600      Tweeter Home Entertainment Group, Inc.*
                                                                           $     91,780
                                                                           ------------
             RETAIL (DEPARTMENT STORES) - 0.1%
  2,800      Kohl's Corp.*
                                                                           $    175,644
                                                                           ------------
             RETAIL (DISCOUNTERS) - 0.0%
  2,500      Cheap Tickets, Inc.*
                                                                           $     37,750
                                                                           ------------
             RETAIL (GENERAL MERCHANDISE) - 0.9%
    200      Costco Companies, Inc.*
                                                                           $      8,216
 20,400      Sears, Roebuck and Co.
                                                                                863,124
  8,300      Target Corp.
                                                                                287,180
  8,500      Wal-Mart Stores, Inc.
                                                                                414,800
                                                                           ------------
                                                                           $  1,573,320
                                                                           ------------
             RETAIL (HOME SHOPPING) - 0.1%
  1,400      eBAY Inc.*
                                                                           $     95,886
                                                                           ------------
             RETAIL (SPECIALTY) - 0.1%
    900      Cost Plus, Inc.*
                                                                           $     27,000
  1,200      Group 1 Automotive, Inc.*
                                                                                 35,520
  2,700      Sonic Automotive, Inc.*
                                                                                 51,570
  2,500      Williams-Sonoma, Inc.*
                                                                                 97,050
                                                                           ------------
                                                                           $    211,140
                                                                           ------------
             RETAIL (SPECIALTY-APPAREL) - 0.7%
  3,300      Abercrombie & Fitch Co.*
                                                                           $    146,850
  8,000      American Eagle Outfitters, Inc.*
                                                                                281,920
  9,900      Chico's FAS, Inc.*
                                                                                294,525
  2,700      Children's Place Retail Stores, Inc.*
                                                                                 72,360
  1,700      Gap, Inc.
                                                                                 49,300
  3,000      Hot Topic, Inc.*
                                                                                 93,300
 12,400      Too, Inc.*
                                                                                339,760
                                                                           ------------
                                                                           $  1,278,015
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             SERVICES (ADVERTISING/MARKETING) - 0.1%
  2,000      Direct Focus, Inc.*
                                                                           $     95,000
                                                                           ------------
             SERVICES (COMMERCIAL & CONSUMER) - 0.3%
  3,500      Copart, Inc.*
                                                                           $    102,375
  5,600      Expedia, Inc.*
                                                                                260,960
  1,400      F.Y.I., Inc.*
                                                                                 57,400
  3,000      Sylvan Learning Systems, Inc.*
                                                                                 72,900
                                                                           ------------
                                                                           $    493,635
                                                                           ------------
             TEXTILES (APPAREL) - 0.2%
  1,600      Columbia Sportswear Co.*
                                                                           $     81,584
  2,700      Jones Apparel Group, Inc.*
                                                                                116,640
  1,300      Steven Madden, Ltd.*
                                                                                 23,751
  6,600      Skechers U.S.A., Inc.*
                                                                                192,918
                                                                           ------------
                                                                           $    414,893
                                                                           ------------
             TEXTILES (HOME FURNISHINGS) - 0.1%
  4,100      Spring Industries, Inc.
                                                                           $    180,810
                                                                           ------------
             TEXTILES (SPECIALTY) - 0.0%
  2,300      Coach, Inc.*
                                                                           $     87,515
                                                                           ------------
             TOTAL CONSUMER CYCLICALS                                      $  8,899,004
                                                                           ------------
             CONSUMER STAPLES - 6.6%
             BEVERAGES (NON-ALCOHOLIC) - 0.5%
  6,200      The Pepsi Bottling Group, Inc.
                                                                           $    248,620
 11,400      PepsiCo, Inc.
                                                                                503,880
                                                                           ------------
                                                                           $    752,500
                                                                           ------------
             DISTRIBUTORS (FOOD & HEALTH) - 0.8%
 34,300      Supervalu, Inc.
                                                                           $    601,965
 29,300      Sysco Corp.
                                                                                795,495
  1,400      United Natural Foods, Inc.*
                                                                                 29,330
                                                                           ------------
                                                                           $  1,426,790
                                                                           ------------
             ENTERTAINMENT - 1.7%
 28,500      AOL Time Warner*
                                                                           $  1,510,500
  1,700      Pixar, Inc.*
                                                                                 69,360
  4,700      Viacom, Inc. (Class B Non-voting)*
                                                                                243,225
 34,800      The Walt Disney Co.
                                                                              1,005,372
                                                                           ------------
                                                                           $  2,828,457
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             FOODS - 0.6%
 15,100      H.J. Heinz Co.
                                                                           $    617,439
  3,800      Quaker Oats Co.
                                                                                346,750
                                                                           ------------
                                                                           $    964,189
                                                                           ------------
             HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
  4,100      Colgate-Palmolive Co.
                                                                           $    241,859
  4,200      Procter & Gamble Co.
                                                                                267,960
                                                                           ------------
                                                                           $    509,819
                                                                           ------------
             PERSONAL CARE - 0.4%
 13,200      Kimberly Clark Corp.
                                                                           $    737,880
                                                                           ------------
             RESTAURANTS - 0.4%
  3,200      Buca, Inc.*
                                                                           $     69,600
  3,700      Cheesecake Factory, Inc.*
                                                                                104,710
    700      Darden Restaurants
                                                                                 19,530
  2,700      Papa John's International, Inc.*
                                                                                 68,445
 32,200      Ryan's Family Steak Houses, Inc.*
                                                                                394,450
                                                                           ------------
                                                                           $    656,735
                                                                           ------------
             RETAIL (DRUG STORES) - 0.0%
  2,300      Walgreen Co.
                                                                           $     78,545
                                                                           ------------
             RETAIL STORES (FOOD CHAINS) - 0.3%
  9,000      Safeway, Inc.*
                                                                           $    432,000
  3,300      Whole Foods Market, Inc.*
                                                                                 89,430
                                                                           ------------
                                                                           $    521,430
                                                                           ------------
             SERVICES (EMPLOYMENT) - 0.4%
  4,400      Career Education Corp.*
                                                                           $    263,560
  5,600      Corinthian Colleges, Inc.*
                                                                                263,592
  1,900      Education Management Corp.*
                                                                                 76,095
  1,100      Hotel Reservations Network, Inc.*
                                                                                 51,183
  2,400      Travelocity.com, Inc.*
                                                                                 73,680
                                                                           ------------
                                                                           $    728,110
                                                                           ------------
             SPECIALTY PRINTING - 0.5%
 10,400      Deluxe Corp.
                                                                           $    300,560
 18,900      R.R. Donnelley & Sons Co.
                                                                                561,330
                                                                           ------------
                                                                           $    861,890
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             TOBACCO - 0.7%
 22,000      Philip Morris Co., Inc.
                                                                           $  1,116,500
                                                                           ------------
             TOTAL CONSUMER STAPLES                                        $ 11,182,845
                                                                           ------------
             ENERGY - 4.4%
             OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
  4,400      BJ Services Co.*
                                                                           $    124,872
  2,400      Cal Dive International, Inc.*
                                                                                 59,040
  2,700      Diamond Offshore Drilling, Inc.
                                                                                 89,235
  2,100      Hanover Compressor*
                                                                                 69,489
  5,800      Key Energy Services, Inc.*
                                                                                 62,872
  4,100      Marine Drilling Companies, Inc.*
                                                                                 78,351
  4,200      Nabors Industries, Inc.*
                                                                                156,240
  3,200      Noble Drilling Corp.*
                                                                                104,800
  3,000      National-Oilwell, Inc.*
                                                                                 80,400
  2,500      Offshore Logistics, Inc.*
                                                                                 47,500
  3,900      Patterson Energy, Inc.*
                                                                                 69,693
  1,600      Seitel, Inc.*
                                                                                 20,960
  2,200      Smith International, Inc.*
                                                                                131,780
  3,800      Varco International, Inc.*
                                                                                 70,718
  2,200      Veritas DGC, Inc.*
                                                                                 61,050
  3,000      Weatherford Intl, Inc.*
                                                                                144,000
                                                                           ------------
                                                                           $  1,371,000
                                                                           ------------
             OIL & GAS (PRODUCTION/EXPLORATION) - 0.4%
  5,500      Anadarko Petroleum Corp.
                                                                           $    297,165
  4,500      Devon Energy Corp.
                                                                                236,250
  3,000      HS Resources, Inc.*
                                                                                194,400
                                                                           ------------
                                                                           $    727,815
                                                                           ------------
             OIL & GAS (REFINING & MARKETING) - 0.2%
  8,300      Ashland Oil, Inc.
                                                                           $    332,830
                                                                           ------------
             OIL (DOMESTIC INTEGRATED) - 0.2%
 10,000      USX Marathon Group, Inc.
                                                                           $    295,100
                                                                           ------------
             OIL (INTERNATIONAL INTEGRATED) - 2.8%
 12,900      Chevron Corp.
                                                                           $  1,167,450
 25,800      Exxon Mobil Corp.
                                                                              2,253,630

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
 10,200      Royal Dutch Petroleum Co.
                                                                           $    594,354
 10,600      Texaco, Inc.
                                                                                705,960
                                                                           ------------
                                                                           $  4,721,394
                                                                           ------------
             TOTAL ENERGY                                                  $  7,448,139
                                                                           ------------
             FINANCIALS - 11.7%
             BANKS (MAJOR REGIONAL) - 1.3%
  4,500      Bank One Corp.
                                                                           $    161,100
  1,700      Fifth Third Bancorp
                                                                                102,085
 26,300      Fleet Boston Financial Corp.
                                                                              1,037,535
 12,000      National City Corp.
                                                                                369,360
    500      State Street Corp.
                                                                                 24,745
 14,200      U.S. Bancorp
                                                                                323,618
  5,200      Wells Fargo & Company
                                                                                241,436
                                                                           ------------
                                                                           $  2,259,879
                                                                           ------------
             BANKS (MONEY CENTER) - 2.2%
 23,700      BankAmerica Corp.
                                                                           $  1,422,711
 28,700      First Union Corp.
                                                                              1,002,778
 30,880      J.P. Morgan Chase & Co.
                                                                              1,377,248
                                                                           ------------
                                                                           $  3,802,737
                                                                           ------------
             BANKS (REGIONAL) - 0.4%
 20,400      North Fork Bancorporation, Inc.
                                                                           $    632,400
    100      UCBH Holdings, Inc.
                                                                                  3,035
                                                                           ------------
                                                                           $    635,435
                                                                           ------------
             CONSUMER FINANCE - 0.6%
  5,700      AmeriCredit Corp.*
                                                                           $    296,115
 14,600      Charter Municipal Mortgage Acceptance Co.
                                                                                232,870
  3,300      Household International, Inc.
                                                                                220,110
  7,900      Metris Companies, Inc.
                                                                                266,309
                                                                           ------------
                                                                           $  1,015,404
                                                                           ------------
             FINANCIAL (DIVERSIFIED) - 3.0%
 10,800      American General Corp.
                                                                           $    501,660
  1,500      American Express Co.
                                                                                 58,200
 45,700      Citigroup, Inc.
                                                                              2,414,788
 16,100      Federal National Mortgage Association
                                                                              1,370,915
  5,200      Freddie Mac
                                                                                364,000

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
  2,800      Indymac Bancorp, Inc.
                                                                           $     75,040
  5,400      Morgan Stanley Dean Witter and Co.
                                                                                346,842
                                                                           ------------
                                                                           $  5,131,445
                                                                           ------------
             INSURANCE (LIFE/HEALTH) - 0.8%
 24,472      Aegon N.V. American (Registered Shares)
                                                                           $    695,005
 13,500      Lincoln National Corp.
                                                                                698,625
                                                                           ------------
                                                                           $  1,393,630
                                                                           ------------
             INSURANCE (MULTI-LINE) - 1.6%
 19,300      American International Group, Inc.
                                                                           $  1,659,800
  8,400      Cigna Corp.
                                                                                804,888
    100      Hartford Financial Services Group, Inc.
                                                                                  6,840
  3,900      Loews Corp.
                                                                                251,277
                                                                           ------------
                                                                           $  2,722,805
                                                                           ------------
             INSURANCE (PROPERTY-CASUALTY) - 0.4%
    900      Allstate Corp.
                                                                           $     39,591
 19,300      Safeco Corp.
                                                                                569,350
                                                                           ------------
                                                                           $    608,941
                                                                           ------------
             INVESTMENT BANK/BROKERAGE - 0.1%
    600      Lehman Brothers Holdings, Inc.
                                                                           $     46,650
    900      Merrill Lynch & Co., Inc.
                                                                                 53,325
                                                                           ------------
                                                                           $     99,975
                                                                           ------------
             INVESTMENT MANAGEMENT - 0.0%
  1,500      Affiliated Managers Group*
                                                                           $     92,250
                                                                           ------------
             SAVINGS & LOAN COMPANIES - 1.3%
  9,400      Astoria Financial Corp.
                                                                           $    517,000
 12,900      BankAtlantic Bancorp, Inc.
                                                                                112,101
  2,400      MAF Bancorp, Inc.
                                                                                 73,680
 16,500      Webster Financial Corp.
                                                                                540,870
 25,950      Washington Mutual, Inc.
                                                                                974,423
                                                                           ------------
                                                                           $  2,218,074
                                                                           ------------
             TOTAL FINANCIALS                                              $ 19,980,575
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             HEALTH CARE - 7.8%
             BIOTECHNOLOGY - 0.5%
  3,100      Amgen, Inc.*
                                                                           $    188,108
 11,715      Pharmacia Corp.
                                                                                538,304
  4,800      Sicor, Inc.*
                                                                                110,880
                                                                           ------------
                                                                           $    837,292
                                                                           ------------
             HEALTH CARE (DIVERSIFIED) - 2.2%
  9,100      Allergan, Inc.
                                                                           $    778,050
 10,700      Bristol-Myers Squibb Co.
                                                                                559,610
 48,114      Johnson & Johnson
                                                                              2,405,700
                                                                           ------------
                                                                           $  3,743,360
                                                                           ------------
             HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 3.1%
  7,200      Forest Laboratories, Inc.*
                                                                           $    511,200
  7,600      Eli Lilly & Co.
                                                                                562,400
 22,700      Merck & Co., Inc.
                                                                              1,450,757
 59,100      Pfizer, Inc.
                                                                              2,366,955
  9,700      Schering-Plough Corp.
                                                                                351,528
                                                                           ------------
                                                                           $  5,242,840
                                                                           ------------
             HEALTH CARE (HOSPITAL MANAGEMENT) - 0.2%
  3,500      HCA, Inc.
                                                                           $    158,165
  2,200      Lifepoint Hospitals, Inc.*
                                                                                 97,416
    200      Tenet Healthcare Corp.*
                                                                                 10,318
  2,100      Universal Health Services, Inc. (Class B)*
                                                                                 95,550
                                                                           ------------
                                                                           $    361,449
                                                                           ------------
             HEALTH CARE (LONG TERM CARE) - 0.0%
  2,400      DaVita, Inc.*
                                                                           $     48,792
                                                                           ------------
             HEALTH CARE (MANAGED CARE) - 0.7%
 13,800      Caremark Rx, Inc.*
                                                                           $    227,010
  3,200      Express Scripts, Inc.*
                                                                                176,096
 14,100      United Healthcare Corp.
                                                                                870,675
                                                                           ------------
                                                                           $  1,273,781
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
  5,200      Baxter International, Inc.
                                                                           $    254,800
 11,100      Cytyc Corp.*
                                                                                255,855
  8,400      Genzyme Corp. - General Division*
                                                                                512,400
  2,300      Henry Schein, Inc.*
                                                                                 92,138
  1,700      Ocular Sciences, Inc.*
                                                                                 43,180
  2,700      PolyMedica Corp.*
                                                                                109,350
    100      Theragenics Corp.*
                                                                                  1,117
  2,900      VISX, Inc.*
                                                                                 56,115
                                                                           ------------
                                                                           $  1,324,955
                                                                           ------------
             HEALTH CARE (SPECIALIZED SERVICES) - 0.3%
  2,000      Accredo Health*
                                                                           $     74,380
  1,800      Advance PCS*
                                                                                115,290
  1,700      Albany Molecular Research, Inc.*
                                                                                 64,617
    200      Eclipsys Corp.*
                                                                                  5,620
  3,200      Lincare Holdings, Inc.*
                                                                                 96,032
  1,000      MedQuist, Inc.*
                                                                                 29,680
  1,200      RehabCare Group, Inc.*
                                                                                 57,840
    300      Ventiv Health, Inc.*
                                                                                  6,192
                                                                           ------------
                                                                           $    449,651
                                                                           ------------
             TOTAL HEALTH CARE                                             $ 13,282,120
                                                                           ------------
             TECHNOLOGY - 9.8%
             COMMUNICATIONS EQUIPMENT - 1.5%
  7,100      Comverse Technology, Inc.*
                                                                           $    405,410
 20,100      Cisco Systems, Inc.*
                                                                                365,820
  7,100      Digital Lightwave, Inc.*
                                                                                262,416
  3,900      L-3 Communications Holdings, Inc.*
                                                                                297,570
 20,600      Lucent Technologies, Inc.
                                                                                127,720
 43,100      Motorola, Inc.
                                                                                713,736
 13,200      Utstarcom, Inc.*
                                                                                307,560
  2,500      ViaSat, Inc.*
                                                                                 59,700
                                                                           ------------
                                                                           $  2,539,932
                                                                           ------------
             COMPUTER (HARDWARE) - 2.3%
 48,500      Compaq Computer Corp.
                                                                           $    751,265
 37,300      Hewlett-Packard Co.
                                                                              1,066,780
 18,900      IBM Corp.
                                                                              2,135,700
                                                                           ------------
                                                                           $  3,953,745
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             COMPUTERS (NETWORKING) - 0.3%
  4,400      BEA Systems, Inc.*
                                                                           $    135,124
  5,900      Matrixone, Inc.*
                                                                                136,821
  8,500      Quest Software, Inc.*
                                                                                320,875
                                                                           ------------
                                                                           $    592,820
                                                                           ------------
             COMPUTERS (PERIPHERALS) - 0.1%
  6,400      EMC Corp.*
                                                                           $    185,920
                                                                           ------------
             COMPUTERS (SOFTWARE & SERVICES) - 2.1%
  1,700      Affiliated Computer Services, Inc.*
                                                                           $    122,247
 17,600      AremisSoft Corp.*
                                                                                285,120
  4,100      Asiainfo Holdings, Inc.*
                                                                                 80,975
  5,400      Computer Associates International, Inc.
                                                                                194,400
  7,100      Homestore.com, Inc.*
                                                                                248,216
  6,700      Informatica Corp.*
                                                                                116,312
  2,628      McDATA Corp.*
                                                                                 46,121
  2,000      Mercury Computer Systems, Inc.*
                                                                                 88,200
 24,900      Microsoft Corp.*
                                                                              1,817,700
  4,300      Oracle Corp.*
                                                                                 81,700
  4,500      Perot Systems Corp*
                                                                                 81,450
  2,000      Synopsys, Inc.*
                                                                                 96,780
  4,300      Serena Software, Inc.*
                                                                                156,262
  3,300      Ulticom, Inc.*
                                                                                111,540
                                                                           ------------
                                                                           $  3,527,023
                                                                           ------------
             ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.4%
 31,600      Avnet, Inc.
                                                                           $    708,472
                                                                           ------------
             ELECTRONICS (DEFENSE) - 0.3%
 23,200      Esterline Technologies Corp.*
                                                                           $    504,600
                                                                           ------------
             ELECTRONICS (INSTRUMENTATION) - 0.0%
    962      Agilent Technologies, Inc.*
                                                                           $     31,265
                                                                           ------------
             ELECTRONICS (SEMICONDUCTORS) - 1.9%
 62,800      Intel Corp.
                                                                           $  1,836,900
  2,800      Intersil Holding Corp.*
                                                                                101,920
  3,700      Nvidia Corp.*
                                                                                343,175
 11,600      Pixelworks, Inc.*
                                                                                414,584
 15,500      Texas Instruments, Inc.
                                                                                488,250
                                                                           ------------
                                                                           $  3,184,829
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             SERVICES (COMPUTER SYSTEMS) - 0.3%
  9,700      Jack Henry & Associates, Inc.*
                                                                           $    300,700
  6,400      SunGard Data Systems, Inc.*
                                                                                192,064
                                                                           ------------
                                                                           $    492,764
                                                                           ------------
             SERVICES (DATA PROCESSING) - 0.6%
  5,300      CSG Systems International, Inc.*
                                                                           $    300,828
  3,500      Electronic Data Systems Corp.
                                                                                218,750
  5,856      eFunds Corp.*
                                                                                108,922
  3,400      First Data Corp.
                                                                                218,450
  6,500      Register.com*
                                                                                100,685
  6,100      Sykes Enterprises, Inc.*
                                                                                 67,100
                                                                           ------------
                                                                           $  1,014,735
                                                                           ------------
             TOTAL TECHNOLOGY                                              $ 16,736,105
                                                                           ------------
             TRANSPORTATION - 0.8%
             AIR FREIGHT - 0.1%
  1,700      Expeditors International of Washington, Inc.
                                                                           $    101,998
  1,600      Western Gas Resources, Inc.
                                                                                 52,160
                                                                           ------------
                                                                           $    154,158
                                                                           ------------
             AIRLINES - 0.3%
 27,050      Southwest Airlines Co.
                                                                           $    500,155
                                                                           ------------
             TRUCKERS - 0.4%
 17,400      Roadway Express, Inc.
                                                                           $    413,598
 16,000      Yellow Corp.*
                                                                                303,680
                                                                           ------------
                                                                           $    717,278
                                                                           ------------
             TOTAL TRANSPORTATION                                          $  1,371,591
                                                                           ------------
             UTILITIES - 3.4%
             ELECTRIC COMPANIES - 2.1%
  5,300      Dominion Resources, Inc.
                                                                           $    318,689
 17,500      DTE Energy Co.
                                                                                812,700
  6,200      Duke Energy Corp.
                                                                                241,862
  4,500      Entergy Corp.
                                                                                172,755
  5,900      Exelon Corp.
                                                                                378,308
 11,000      Mirant Corp.*
                                                                                378,400
  2,400      Northwestern Corp.*
                                                                                 53,760
 14,300      Public Service Enterprise Group, Inc.
                                                                                699,270

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
  SHARES        RATINGS                                                      VALUE

      3,800                 Puget Energy, Inc.                                  99,560
     10,900                 Reliant Energy, Inc.                               351,089
                                                                         -------------
                                                                         $   3,506,393
                                                                         -------------
                            NATURAL GAS - 0.9%
      9,400                 Dynegy, Inc.                                 $     437,100
     15,100                 Enron Corp.                                        739,900
        400                 El Paso Energy Corp.                                21,016
      2,500                 Kinder Morgan, Inc.*                               125,625
      4,500                 KeySpan Energy Corp.                               164,160
                                                                         -------------
                                                                         $   1,487,801
                                                                         -------------
                            POWER PRODUCERS (INDEPENDENT) - 0.4%
     16,700                 Calpine Corp.*                               $     631,260
      4,100                 NRG Energy, Inc.*                                   90,528
                                                                         -------------
                                                                         $     721,788
                                                                         -------------
                            TOTAL UTILITIES                              $   5,715,982
                                                                         -------------
                            TOTAL COMMON STOCKS
                            (Cost $95,928,018)                           $ 100,789,999
                                                                         -------------
 PRINCIPAL
   AMOUNT
                            DEBT OBLIGATIONS - 29.7%
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
$   825,000   AAA/Aaa       JPMC 2000-C10 A2, 7.371%,
                            8/15/32                                      $     859,898
    750,000   AAA/Aaa       KEY 2000-C1 A2, 7.727%, 5/17/32                    797,625
                                                                         -------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS    $   1,657,523
                                                                         -------------
                            CORPORATE BONDS - 9.4%
                            BASIC MATERIALS - 1.6%
                            AGRICULTURAL PRODUCTS - 0.1%
    210,000   A+/A1         Archer Daniels Midland, 7.0%,
                            2/1/31                                       $     203,291
                                                                         -------------
                            ALUMINUM - 0.0%
     30,000   A-/A2         Alcan Inc., 7.25%, 3/15/31                   $      29,588
                                                                         -------------
                            IRON & STEEL - 1.0%
  1,500,000   BBB/Baa1      USX Corp., 9.375%, 2/15/12                   $   1,763,355
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)

 PRINCIPAL
  AMOUNT                                                                     VALUE
                            METALS MINING - 0.2%
$   300,000   AA-/Aa3       Rio Tinto Finance, 5.75%, 7/3/06             $     297,456
                                                                         -------------
                            PAPER & FOREST PRODUCTS - 0.3%
    410,000   BBB/Baa1      Intl Paper Co., 8.0%, 7/8/03                 $     427,638
                                                                         -------------
                            TOTAL BASIC MATERIALS                        $   2,721,328
                                                                         -------------
                            CAPITAL GOODS - 0.4%
                            MANUFACTURING (DIVERSIFIED) - 0.4%
    600,000   A+/A2         Citigroup Inc., 7.5%, 11/14/03               $     628,416
                                                                         -------------
                            TOTAL CAPITAL GOODS                          $     628,416
                                                                         -------------
                            COMMUNICATION SERVICES - 0.9%
                            CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.1%
    225,000   BBB/A3        Nortel Networks, 6.125%,
                            2/15/16                                      $     193,759
                                                                         -------------
                            TELECOMMUNICATIONS (LONG DISTANCE) - 0.5%
    300,000   A-/Baa1       British Telecom PLC, 8.625%,
                            12/15/30                                     $     323,997
     55,000   BBB+/Baa1     Sprint Capital Corp., 6.9%,
                            5/1/19                                              47,830
    110,000   BBB+/A3       Worldcom Inc., 7.5%, 5/15/11                       107,003
    300,000   BBB+/A3       Worldcom Inc., 8.25%, 5/15/31                      294,939
                                                                         -------------
                                                                         $     773,769
                                                                         -------------
                            TELEPHONE - 0.3%
    200,000   A-/A3         Deutsche Telecom International Finance,
                            8.25%, 6/15/30                               $     204,140
    275,000   A-/A3         France Telecom, 8.5%, 3/1/31 (144A)                288,417
                                                                         -------------
                                                                         $     492,557
                                                                         -------------
                            TOTAL COMMUNICATION SERVICES                 $   1,460,085
                                                                         -------------
                            CONSUMER CYCLICALS - 1.3%
                            AUTOMOBILES - 1.3%
    800,000   A/A2          Ford Motor Credit, 7.6%,
                            8/1/05                                       $     834,792
  1,400,000   A/A2          GMAC, 5.75%, 11/10/03                            1,409,856
                                                                         -------------
                            TOTAL CONSUMER CYCLICALS                     $   2,244,648
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

 PRINCIPAL
  AMOUNT                                                                     VALUE
                            CONSUMER STAPLES - 0.8%
                            BEVERAGES (NON-ALCOHOLIC) - 0.1%
$   275,000   A/A2          Coca-Cola Enterprises, 6.75%,
                            9/15/28                                      $     262,375
                                                                         -------------
                            ENTERTAINMENT - 0.2%
    330,000   BBB+/Baa1     AOL Time Warner, 7.62%,
                            4/15/31                                      $     330,003
                                                                         -------------
                            FOODS - 0.5%
    300,000   A/A2          Heinz Co., CB, 6.62%,
                            7/15/11 (144A)                               $     297,057
    600,000   BBB/Baa2      Kellogg Co., 6.0%, 4/1/06                          595,584
                                                                         -------------
                                                                         $     892,641
                                                                         -------------
                            TOTAL CONSUMER STAPLES                       $   1,485,019
                                                                         -------------
                            ENERGY - 0.1%
                            OIL (DOMESTIC INTEGRATED) - 0.1%
    140,000   BBB+/Baa1     Amerada Hess Corp., 7.875%,
                            10/1/29                                      $     147,918
                                                                         -------------
                            TOTAL ENERGY                                 $     147,918
                                                                         -------------
                            FINANCIALS - 3.3%
                            BANKS (MAJOR REGIONAL) - 0.8%
    200,000   BBB/Baa1      Sanwa Bank LTD/NY, 7.4%,
                            6/15/11                                      $     193,172
  1,000,000   A/A2          Wachovia Corp., 6.15%, 3/15/09                     963,690
    170,000   A+/Aa2        Wells Fargo, 6.62%, 7/15/04                        175,547
                                                                         -------------
                                                                         $   1,332,409
                                                                         -------------
                            BANKS (MONEY CENTER) - 0.5%
    170,000   A+/A1         Alcoa Inc., 6.5%, 6/1/11                     $     168,744
    660,000   A/Aa3         Bank of America, 7.2%, 4/15/06                     687,990
                                                                         -------------
                                                                         $     856,734
                                                                         -------------
                            CONSUMER FINANCE - 1.0%
  1,025,000   A/A2          Ford Motor Credit Co., Inc., 9.14%,
                            12/30/14                                     $   1,086,336
    100,000   A/A2          GMAC, 7.75%, 1/19/10                               104,553
    220,000   BBB+/Baa1     Qwest Capital Funding, 7.9%, 8/15/10               226,446
    230,000   A/A1          Santander Financial Issuances, 6.8%,
                            7/15/05                                            233,181
                                                                         -------------
                                                                         $   1,650,516
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)

 PRINCIPAL
  AMOUNT                                                                     VALUE
                            FINANCIAL (DIVERSIFIED) - 0.3%
$   230,000   AA-/Aa3       Associates Corp., N.A., 5.75%,
                            11/1/03                                      $     232,378
    300,000   AA-/Aa2       Citigroup Inc., 6.5%, 1/18/11                      298,290
                                                                         -------------
                                                                         $     530,668
                                                                         -------------
                            INVESTMENT BANK/BROKERAGE - 0.2%
    280,000   A/A2          Lehman Brothers Holdings, 6.625%,
                            4/1/04                                       $     286,219
                                                                         -------------
                            REAL ESTATE - 0.4%
    785,000   BBB/Baa3      Mack-Cali Realty, 7.25%, 3/15/09             $     767,267
                                                                         -------------
                            SAVINGS & LOAN COMPANIES - 0.1%
    250,000   BBB+/A3       Washington Mutual, Inc., 7.5%,
                            8/15/06                                      $     263,933
                                                                         -------------
                            TOTAL FINANCIALS                             $   5,687,746
                                                                         -------------
                            GOVERNMENT SECURITY - 0.2%
    300,000   A+/A2         Quebec Province, 7.5%, 9/15/29               $     321,657
                                                                         -------------
                            TOTAL GOVERNMENT SECURITY                    $     321,657
                                                                         -------------
                            HEALTH CARE - 0.4%
                            HEALTH CARE (DIVERSIFIED) - 0.4%
    600,000   A/A3          American Home Products, 6.25%,
                            3/15/06                                      $     601,674
                                                                         -------------
                            TOTAL HEALTH CARE                            $     601,674
                                                                         -------------
                            UTILITIES - 0.4%
                            ELECTRIC COMPANIES - 0.1%
    250,000   BBB/Baa2      Dominion Fiber Ventures, 7.05%,
                            3/15/05 (144A)                               $     253,468
                                                                         -------------
                            NATURAL GAS - 0.3%
    270,000   BBB-/Baa3     Limestone Electron Trust, 8.625%,
                            3/15/03 (144A)                               $     280,276
    270,000   BBB/Baa2      Osprey Trust/Osprey I, 7.797%,
                            1/15/03 (144A)                                     276,307
                                                                         -------------
                                                                         $     556,583
                                                                         -------------
                            TOTAL UTILITIES                              $     810,051
                                                                         -------------
                            TOTAL CORPORATE BONDS                        $  16,108,542
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

 PRINCIPAL
  AMOUNT
              U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.7%
$ 1,020,000   Federal National Mortgage Association, 6.625%, 11/15/10
                                                                            $   1,052,793
     38,000   Federal National Mortgage Association, 6.25%, 2/1/11
                                                                                   37,469
  1,965,266   Federal National Mortgage Association, 6.0%, 11/1/14
                                                                                1,947,873
  1,336,104   Federal National Mortgage Association, Remic Series 98-50,
              6.5%, 9/15/28                                                     1,341,142
    700,000   Government National Mortgage Association, 7.455%, 6/16/10
                                                                                  734,930
  1,552,050   Government National Mortgage Association, 6.0%, 10/15/28
                                                                                1,539,277
  3,167,787   Government National Mortgage Association, 7.0%, 3/15/12 to
              2/15/29                                                           3,230,725
  3,232,526   Government National Mortgage Association, 7.5%, 8/15/29 to
              1/15/30                                                           3,318,382
    716,132   Government National Mortgage Association, 8.0%, 2/15/30
                                                                                  742,650
  2,862,712   Government National Mortgage Association I, 7.0%, 12/15/30
                                                                                2,892,827
  1,436,528   Government National Mortgage Association II, 7.5%, 8/20/29
                                                                                1,468,405
  1,370,104   Government National Mortgage Association, Remic Series
              1998-24, 6.5%, 11/20/24                                           1,398,712
  2,000,000   Government National Mortgage Association, Remic Series
              1998-13B, 6.5%, 12/20/25                                          2,010,200
                                                                            -------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                      $  21,715,385
                                                                            -------------
              U.S. GOVERNMENT OBLIGATIONS -- 6.6%
  1,480,000   U.S. Treasury Bonds, 9.25%, 2/15/16
                                                                            $   1,978,582
  1,690,000   U.S. Treasury Bonds, 8.125%, 8/15/19
                                                                                2,106,585
    735,000   U.S. Treasury Notes, 7.875%, 11/15/04
                                                                                  804,957
  5,665,000   U.S. Treasury Notes, 5.75%, 11/15/05
                                                                                5,834,497
    420,000   U.S. Treasury Notes, 5.75%, 8/15/10
                                                                                  429,824
     20,000   U.S. Treasury Notes, 5.0%, 2/15/11
                                                                                   19,403
                                                                            -------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS                             $  11,173,848
                                                                            -------------
              TOTAL DEBT OBLIGATIONS                                        $  50,655,298
              (Cost $50,257,717)
                                                                            -------------
              TOTAL INVESTMENT IN SECURITIES                                $ 151,445,297
              (Cost $146,185,735)
                                                                            -------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED) (CONTINUED)

 PRINCIPAL
  AMOUNT
              TEMPORARY CASH INVESTMENTS - 11.2%
              GOVERNMENT SECURITY - 11.2%
$ 1,300,000   U.S. Treasury Bill, 0%, 9/20/01+
                                                                            $   1,289,990
 17,781,000   Federal Home Loan Discount Note, 0%, 7/2/01
                                                                               17,779,054
                                                                            -------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $19,069,044)                                            $  19,069,044
                                                                            -------------
              TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
              INVESTMENTS - 100.0%
              (Cost $165,254,779)(a)(b)                                     $ 170,514,341
                                                                            =============

*      Non-income producing security.

+ This investment has been pledged to cover margin requirement for futures contracts outstanding at June 30, 2001.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $1,395,525 or .81% of total net assets.

(a) At June 30, 2001, the net unrealized gain on investments was based on cost for federal income tax purposes of $165,311,414 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                     $12,190,934
       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                      (6,988,007)
                                                                     -----------
       Net unrealized gain                                           $ 5,202,927
                                                                     ===========

(b) At December 31, 2000 the fund had a net capital loss carryforward of $4,829,899, which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001, were as follows:

                                                            PURCHASES        SALES
Long-term U.S. Government                                  $47,227,749    $52,600,467
Other Long-term Securities                                  78,385,500     98,674,184

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 6/30/01 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
        cash investments of $19,069,044) (cost $165,254,779)      $170,514,341
     Cash                                                              758,153
     Receivables -
        Investment securities sold                                     591,665
        Fund shares sold                                               221,109
        Dividends and interest                                         696,463
        Variation margin                                                92,325
     Other                                                                 819
                                                                  ------------
           Total assets                                           $172,874,875
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $    599,565
        Fund shares repurchased                                        257,053
        Dividends                                                       35,456
     Due to affiliates                                                 208,449
     Accrued expenses                                                   37,813
                                                                  ------------
           Total liabilities                                      $  1,138,336
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $160,838,276
     Accumulated net investment loss                                  (470,767)
     Accumulated net realized gain on investments and futures
       contracts                                                     6,345,668
     Net unrealized gain on investments                              5,259,562
     Net unrealized loss on futures contracts                         (236,200)
                                                                  ------------
           Total net assets                                       $171,736,539
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $151,825,568/15,430,122 shares)            $       9.84
                                                                  ============
     Class B (based on $16,131,235/1,654,099 shares)              $       9.75
                                                                  ============
     Class C (based on $3,779,736/384,371 shares)                 $       9.83
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.30
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 6/30/01

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $4,119)      $    812,472
    Interest                                                    2,355,921
                                                             ------------
          Total investment income                                               $  3,168,393
                                                                                ------------
 EXPENSES:
    Management fees                                          $    569,273
    Transfer agent fees
       Class A                                                    207,875
       Class B                                                     33,365
       Class C                                                     15,637
    Distribution fees
       Class A                                                    194,352
       Class B                                                     80,279
       Class C                                                     18,119
    Administrative fees                                            24,909
    Custodian fees                                                 17,660
    Registration fees                                              22,166
    Professional fees                                              20,518
    Printing                                                       22,750
    Fees and expenses of nonaffiliated trustees                     3,402
    Miscellaneous                                                   7,904
                                                             ------------
          Total expenses                                                        $  1,238,209
          Less fees paid indirectly                                                  (14,006)
                                                                                ------------
          Net expenses                                                          $  1,224,203
                                                                                ------------
             Net investment income                                              $  1,944,190
                                                                                ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS:
    Net realized gain on:
       Investments                                           $ 12,134,928
       Futures contracts                                          215,947       $ 12,350,875
                                                             ------------       ------------
    Change in net unrealized gain (loss) on:
       Investments                                           $(13,636,313)
       Futures contracts                                         (236,200)      $(13,872,513)
                                                             ------------       ------------
    Net loss on investments and futures contracts                                 (1,521,638)
                                                                                ------------
    Net increase in net assets resulting from operations                        $    422,552
                                                                                ============


   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                                           SIX MONTHS
                                                             ENDED
                                                            6/30/01        YEAR ENDED
 FROM OPERATIONS:                                         (UNAUDITED)       12/31/00
 Net investment income                                    $  1,944,190    $  5,924,597
 Net realized gain on investments and futures contracts     12,350,875       5,956,360
 Change in net unrealized gain (loss) on investments and
   futures contracts                                       (13,872,513)     (1,639,783)
                                                          ------------    ------------
       Net increase in net assets resulting from
          operations                                      $    422,552    $ 10,241,174
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
       Class A ($0.13 and $0.31 per share, respectively)  $ (2,054,362)   $ (5,689,401)
       Class B ($0.09 and $0.21 per share, respectively)      (142,560)       (374,531)
       Class C ($0.07 and $0.17 per share, respectively)       (23,817)        (60,926)
                                                          ------------    ------------
   Total distributions to shareowners                     $ (2,220,739)   $ (6,124,858)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $  7,935,945    $ 19,475,823
 Reinvestment of distributions                               1,987,344       5,429,278
 Cost of shares repurchased                                (19,082,064)    (84,791,799)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $ (9,158,775)   $(59,886,698)
                                                          ------------    ------------
    Net decrease in net assets                            $(10,956,962)   $(55,770,382)
 NET ASSETS:
 Beginning of period                                       182,693,501     238,463,883
                                                          ------------    ------------
 End of period (including accumulated undistributed net
   investment income (loss) of $(470,767) and $111,819,
   respectively)                                          $171,736,539    $182,693,501
                                                          ============    ============

                                   '01 SHARES     '01 AMOUNT    '00 SHARES    '00 AMOUNT
 CLASS A                           (UNAUDITED)   (UNAUDITED)
 Shares sold                          530,336    $  5,221,595   1,582,091    $ 15,523,917
 Reinvestment of distributions        186,064       1,836,942     513,908       5,034,106
 Less shares repurchased           (1,670,561)    (16,476,306)  (7,803,634)   (76,263,550)
                                   ----------    ------------   ----------   ------------
          Net decrease               (954,161)   $ (9,417,769)  (5,707,635)  $(55,705,527)
                                   ==========    ============   ==========   ============
 CLASS B
 Shares sold                          163,489    $  1,592,284     284,707    $  2,760,842
 Reinvestment of distributions         13,116         128,292      35,008         339,782
 Less shares repurchased             (188,002)     (1,840,742)   (715,344)     (6,912,304)
                                   ----------    ------------   ----------   ------------
          Net decrease                (11,397)   $   (120,166)   (395,629)   $ (3,811,680)
                                   ==========    ============   ==========   ============
 CLASS C
 Shares sold                          114,774    $  1,122,066     121,681    $  1,191,064
 Reinvestment of distributions          2,243          22,110       5,660          55,390
 Less shares repurchased              (77,392)       (765,016)   (166,424)     (1,615,945)
                                   ----------    ------------   ----------   ------------
          Net increase (decrease)      39,625    $    379,160     (39,083)   $   (369,491)
                                   ==========    ============   ==========   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 06/30/01

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR         YEAR         YEAR         YEAR
                                                     6/30/01(a)      ENDED        ENDED        ENDED        ENDED        ENDED
                      CLASS A                        (UNAUDITED)    12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of period                  $   9.94      $   9.73     $   9.74     $  10.15     $  10.65     $  10.30
                                                      --------      --------     --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                $   0.11      $   0.30     $   0.31     $   0.30     $   0.41     $   0.64
 Net realized and unrealized gain (loss) on
   investments and futures contracts                     (0.08)         0.22        (0.01)       (0.18)        1.03         0.33
                                                      --------      --------     --------     --------     --------     --------
    Net increase from investment operations           $   0.03      $   0.52     $   0.30     $   0.12     $   1.44     $   0.97
Distributions to shareowners:
 Net investment income                                   (0.13)        (0.31)       (0.31)       (0.30)       (0.40)       (0.62)
 Net realized gain                                           -             -            -        (0.23)       (1.54)           -
                                                      --------      --------     --------     --------     --------     --------
Net increase (decrease) in net asset value            $  (0.10)     $   0.21     $  (0.01)    $  (0.41)    $  (0.50)    $   0.35
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period                        $   9.84      $   9.94     $   9.73     $   9.74     $  10.15     $  10.65
                                                      ========      ========     ========     ========     ========     ========
Total return*                                             0.30%         5.38%        3.15%        1.14%       13.92%        9.89%
Ratio of net expenses to average net assets+              1.30%**       1.23%        1.23%        1.17%        1.19%        1.10%
Ratio of net investment income to average net
 assets+                                                  2.32%**       2.96%        3.21%        2.92%        3.55%        6.17%
Portfolio turnover rate                                    149%**         17%          46%          94%         122%          31%
Net assets, end of period (in thousands)              $151,826      $162,855     $214,866     $257,419     $274,695     $276,064
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             1.29%**       1.20%        1.21%        1.16%        1.17%        1.08%
 Net investment income                                    2.33%**       2.99%        3.23%        2.93%        3.57%        6.19%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

(a) As discussed in Note 7, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $0.01, increase net realized and unrealized gain (loss) by $0.01 and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.35% to 2.33%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 06/30/01

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR         YEAR         YEAR
                                                     6/30/01(a)      ENDED        ENDED        ENDED        ENDED      YEAR ENDED
                         CLASS B                     (UNAUDITED)    12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
       Net asset value, beginning of period            $  9.85      $  9.64      $  9.65      $ 10.08      $ 10.59       $10.27
                                                       -------      -------      -------      -------      -------       ------
       Increase (decrease) from investment
        operations:
        Net investment income                          $  0.07      $  0.19      $  0.22      $  0.23      $  0.32       $ 0.52
        Net realized and unrealized gain (loss) on
          investments and futures contracts              (0.08)        0.23        (0.01)       (0.21)        1.02         0.37
                                                       -------      -------      -------      -------      -------       ------
           Net increase (decrease) from investment
             operations                                $ (0.01)     $  0.42      $  0.21      $  0.02      $  1.34       $ 0.89
       Distributions to shareowners:
        Net investment income                            (0.09)       (0.21)       (0.22)       (0.22)       (0.31)       (0.52)
        In excess of net investment income                   -            -            -            -            -        (0.05)
        Net realized gain                                    -            -            -        (0.23)       (1.54)           -
                                                       -------      -------      -------      -------      -------       ------
       Net increase (decrease) in net asset value      $ (0.10)     $  0.21      $ (0.01)     $ (0.43)     $ (0.51)      $ 0.32
                                                       -------      -------      -------      -------      -------       ------
       Net asset value, end of period                  $  9.75      $  9.85      $  9.64      $  9.65      $ 10.08       $10.59
                                                       =======      =======      =======      =======      =======       ======
       Total return*                                     (0.14)%       4.39%        2.24%        0.19%       12.98%        9.02%
       Ratio of net expenses to average net assets+       2.20%**      2.15%        2.14%        2.03%        2.01%        1.88%
       Ratio of net investment income to average
        net assets+                                       1.41%**      2.03%        2.30%        2.09%        2.65%        5.45%
       Portfolio turnover rate                             149%**        17%          46%          94%         122%          31%
       Net assets, end of period (in thousands)        $16,131      $16,413      $19,865      $22,737      $13,789       $6,940
       Ratios assuming reduction for fees paid
        indirectly:
        Net expenses                                      2.19%**      2.13%        2.12%        2.01%        1.99%        1.86%
        Net investment income                             1.42%**      2.05%        2.32%        2.11%        2.67%        5.47%

      * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
     ** Annualized.
      + Ratio assuming no reduction for fees paid indirectly.

     (a) As discussed in Note 7, the Fund accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 1.44% to 1.42%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 06/30/01

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR         YEAR         YEAR
                                                     6/30/01(a)      ENDED        ENDED        ENDED        ENDED      1/31/96 TO
                         CLASS C                     (UNAUDITED)    12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
       Net asset value, beginning of period            $ 9.94        $ 9.73       $ 9.75       $10.17       $10.62       $10.39
                                                       ------        ------       ------       ------       ------       ------
       Increase (decrease) from investment
        operations:
        Net investment income                          $ 0.06        $ 0.15       $ 0.21       $ 0.23       $ 0.33       $ 0.49
        Net realized and unrealized gain (loss) on
          investments and futures contracts             (0.10)         0.23        (0.02)       (0.20)        1.07         0.31
                                                       ------        ------       ------       ------       ------       ------
           Net increase (decrease) from investment
             operations                                $(0.04)       $ 0.38       $ 0.19       $ 0.03       $ 1.40       $ 0.80
       Distributions to shareowners:
        Net investment income                           (0.07)        (0.17)       (0.21)       (0.22)       (0.31)       (0.49)
        In excess of net investment income                  -             -            -            -            -        (0.08)
        Net realized gain                                   -             -            -        (0.23)       (1.54)           -
                                                       ------        ------       ------       ------       ------       ------
       Net increase (decrease) in net asset value      $(0.11)       $ 0.21       $(0.02)      $(0.42)      $(0.45)      $ 0.23
                                                       ------        ------       ------       ------       ------       ------
       Net asset value, end of period                  $ 9.83        $ 9.94       $ 9.73       $ 9.75       $10.17       $10.62
                                                       ======        ======       ======       ======       ======       ======
       Total return*                                    (0.45)%        3.95%        2.02%        0.27%       13.48%        8.12%
       Ratio of net expenses to average net assets+      2.64%**       2.61%        2.38%        2.12%        2.03%        1.76%**
       Ratio of net investment income to average
        net assets+                                      0.96%*        1.56%        2.09%        2.01%        2.68%        5.63%**
       Portfolio turnover rate                            149%**         17%          46%          94%         122%          31%
       Net assets, end of period (in thousands)        $3,780        $3,426       $3,734       $3,778       $1,900       $1,059
       Ratios assuming reduction for fees paid
        indirectly:
        Net expenses                                     2.63%**       2.59%        2.35%        2.09%        1.98%        1.73%**
        Net investment income                            0.97%**       1.58%        2.12%        2.04%        2.73%        5.66%**

      * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
     ** Annualized.
      + Ratio assuming no reduction for fees paid indirectly.

     (a) As discussed in Note 7, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 0.99% to 0.97%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 7). Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED) (CONTINUED)

     income is recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. A potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities.

      At June 30, 2001, open futures contracts were as follows:

                         [Open Futures Contracts Table]

TYPE                    NUMBER OF
----                    CONTRACTS      SETTLEMENT      MARKET       UNREALIZED
                       LONG/(SHORT       MONTH          VALUE       GAIN (LOSS)
                       ------------    ----------    -----------    -----------
S&P Mid-Cap 4000            13            9/01       $ 3,396,250     $ (22,400)

S&P 500                     44            9/01        13,548,700      (213,800)

    C. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
  34

     PIONEER BALANCED FUND

    D. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $8,604 underwriting commissions on the sale of fund shares during the six months ended June 30, 2001.

    E. CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. PIM has appointed Prudential Securities, Inc. as the Fund's subadviser. As compensation for its subadvisory services, PIM pays Prudential Securities, Inc. a management fee at the annual rate of 0.45% of the Fund's average daily net assets.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED) (CONTINUED)

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $99,749 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $63,505 in transfer agent fees payable to PIMSS at June 30, 2001.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $45,195 in distribution fees payable to PFD at June 30, 2001.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $26,089 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $14,006 under such arrangements.

     PIONEER BALANCED FUND

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

    7. CHANGE IN ACCOUNTING POLICY

    Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $306,037 reduction in cost of securities and a corresponding $306,037 increase in net unrealized gain, based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $14,019, decrease change in unrealized gain by $343,966 and increase net realized gain by $357,985. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

     PIONEER BALANCED FUND
     RESULTS OF SHAREOWNER MEETING

    On April 17, 2001, Pioneer Balanced Fund held a special meeting of shareowners to approve a subadvisory agreement between Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser and Prudential Investment Management, Inc. Shareowners also voted on several other proposals. All proposals passed by shareowner vote. Here are the detailed results of the votes.

    PROPOSAL 1 -- TO APPROVE A SUBADVISORY AGREEMENT BETWEEN PIONEER INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT ADVISER AND PRUDENTIAL INVESTMENT MANAGEMENT, INC.

       AFFIRMATIVE      AGAINST      ABSTAIN
      11,164,710.764  422,697.090  373,361.945

    PROPOSAL 2 -- TO APPROVE A POLICY ALLOWING YOUR FUND TO APPOINT OR TERMINATE SUBADVISERS.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,942,279.816  733,473.843  422,238.140

    PROPOSAL 3A. -- TO APPROVE THE CLARIFICATION OF THE FUND'S INVESTMENT POLICY ON SENIOR SECURITIES.

       AFFIRMATIVE      AGAINST      ABSTAIN
      10,301,205.697  215,213.983  581,572.120

    PROPOSAL 3B. -- TO APPROVE THE CHANGE TO THE FUND'S INVESTMENT POLICY ON BORROWING.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,904,948.666  429,625.347  763,417.786

    PROPOSAL 3C. -- TO APPROVE A RESTATEMENT OF THE FUND'S POLICY ON PURCHASING SECURITIES ON MARGIN.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,826,967.197  552,155.483  718,869.117

    PROPOSAL 3D. -- TO APPROVE THE RECLASSIFICATION OF THE FUND'S POLICY ON SHORT SALES.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,801,576.054  480,580.148  815,835.598

     PIONEER BALANCED FUND

    PROPOSAL 3E. -- TO APPROVE A RESTATEMENT OF THE FUND'S POLICY ON REAL ESTATE RELATED ASSETS.

       AFFIRMATIVE      AGAINST      ABSTAIN
      10,083,927.291  367,615.209  646,449.299

    PROPOSAL 3F. -- TO APPROVE THE ELIMINATION OF THE FUND'S INVESTMENT POLICY ON JOINT TRANSACTIONS.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,920,411.023  450,774.857  726,805.920

    PROPOSAL 3G. -- TO APPROVE THE ELIMINATION OF THE FUND'S POLICY ON TRANSACTIONS WITH AFFILIATED PARTIES.

       AFFIRMATIVE      AGAINST      ABSTAIN
       9,818,862.532  455,854.890  823,274.378

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
 THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund**
Pioneer International Value Fund***
(formerly Pioneer International Growth Fund)

Pioneer International Equity Fund***
(formerly Pioneer World Equity Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund
(formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund**
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

  * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
 ** Closed to new investors effective June 29, 2001.
*** Name change effective July 30, 2001.

--------------------------------------------------------------------------------
 RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
An IRA is a tax-favored account that allows anyone under age 70( 1/2) with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA
The Roth IRA is a tax-favored account that lets anyone - regardless of age -with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(K) PLAN
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) -IRA PLAN
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k) plan, but has no administration costs. Employees can make pre-tax contributions up to $6,500 per year. An employer contribution is required.

403(b) PLAN
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
  42

---------------------------------------------------------------------------

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
     SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.




     PROFIT SHARING PLAN
     Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.




     AGE-WEIGHTED PROFIT SHARING PLAN
     Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.




     MONEY PURCHASE PENSION PLAN (MPP)
     Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176
   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02205-9014

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ask.pioneer@pioneerinvest.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.
[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                10302-00-0801
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

www.pioneerfunds.com                    [RECYCLE LOGO] PRINTED ON RECYCLED PAPER